Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of Ashraf M. Dahod and Paul J. Milbury hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as President and Chief Executive Officer and Vice President, Operations and Chief Financial Officer, respectively of Starent Networks, Corp. (the “Company”), that, to his knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ ASHRAF M. DAHOD
Date: November 7, 2008		Ashraf M. Dahod
President and Chief Executive Officer

Date: November 7, 2008
	By:	/s/ PAUL J. MILBURY
Paul J. Milbury
Vice President, Operations and
Chief Financial Officer